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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY FOR
                TENDER OF ANY AND ALL OUTSTANDING 12 1/2% SENIOR
       DISCOUNT NOTES DUE FEBRUARY 15, 2008 OF KMC TELECOM HOLDINGS, INC.

    This notice of Guaranteed Delivery or one substantially equivalent hereto must be used to accept the Exchange Offer of KMC Telecom Holdings, Inc., a Delaware corporation (the "Company"), made pursuant to the Prospectus, dated
June   , 1998 (the "Prospectus"), if certificates for the outstanding 12 1/2%
Senior Discount Notes due February 15, 2008 of the Company (the "Original Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Chase Manhattan Bank (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. This Notice of Guaranteed Delivery may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. See "The Exchange Offer--Procedures for Tendering" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or a manually signed facsimile thereof) or an Agent's message in lieu thereof, must also be received by the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms used herein but not defined herein have the respective meanings given to them in the Prospectus.

    To: The Chase Manhattan Bank, Exchange Agent
      By registered or certified mail, by overnight courier by hand:

                            The Chase Manhattan Bank
                                55 Water Street
                            Room 234, North Building
                            New York, New York 10041
                           Attention: Carlos Esteves
                                       or
                           By facsimile transmission

                            The Chase Manhattan Bank
               Facsimile Number: (212) 638-7380 or (212) 638-7381
                      Confirm by Telephone: (212) 638-0828

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE OF A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
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Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the related Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount at maturity of Original Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

Principal Amount at Maturity of Original Notes Tendered:*

$                                              If Original Notes will be delivered by
Certificate Nos. (if available):               book-entry transfer to the Depository Trust
                                               Company, provide account number.
                                                            DTC Account Number
Total Principal Amount at Maturity
Represented by Original Notes Certificate(s):
$                                              Date:
Name(s) of Registered Holder(s):

* Must be in denominations of principal amount at maturity of $1,000 or any integral multiple thereof.
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AN AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH
OR INCAPACITY OF THE UNDERSIGNED, AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                PLEASE SIGN HERE

                      X

                      X
          Signature(s) of Owners(s)                                Date
           Of Authorized Signatory

                               Area Code and Telephone Number

    MUST BE SIGNED BY THE HOLDER(S) OF ORIGINAL NOTES AS THEIR NAME(S) APPEAR(S) ON CERTIFICATES FOR ORIGINAL NOTES OR ON A SECURITY POSITION LISTING, OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY ENDORSEMENT AND DOCUMENTS TRANSMITTED WITH THIS NOTICE OF GUARANTEED DELIVERY. IF SIGNATURE IS BY TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST SET FORTH HIS OR HER FULL TITLE BELOW.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):

Capacity:

Address(es):


                                   GUARANTEE

    The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution" (within the meaning of Rule 17Ad-15 under the Securities and Exchange Act of 1934, as amended) hereby guarantees that the certificates representing the principal amount at maturity of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the book entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letter(s) of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be
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received by the Exchange Agent at the address set forth above, no later than three business days after the Expiration Date of the Exchange Offer.

                      Name of Firm                                          Authorized Signature

                        Address                                                    Title

                                                                                   Name:
                        Zip Code                                           (Please Type or Print)

                 Area Code and Tel. No.                                            Dated:

NOTE: DO NOT SEND CERTIFICATES FOR ORIGINAL NOTES WITH THIS NOTICE OF GUARANTEED
      DELIVERY. ACTUAL SURRENDER OF ORIGINAL NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.